UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2023

INTEGRATED WELLNESS ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41131	98-1615488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

148 N Main Street

Florida, NY 10921

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (845) 651-5039

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	WEL.U	The New York Stock Exchange
Class A ordinary shares included as part of the units	WEL	The New York Stock Exchange
Redeemable warrants included as part of the units	WEL.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Included as Exhibit 99.1 to this Current Report on Form 8-K is an investor presentation (the “Investor Presentation”) that Integrated Wellness Acquisition Corp., a Cayman Islands exempted company (including successors thereto, including following the domestication described below, “Integrated Wellness”), and Refreshing USA, LLC, a Washington limited liability company (“Refreshing”), plan to use in various meetings with securities analysts, investors and others regarding matters relating to the proposed Transaction (as defined below). The Investor Presentation is being furnished herewith and is incorporated herein by reference.

Exhibit 99.1 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On February 10, 2023, Integrated Wellness issued a joint press release with Refreshing announcing the execution of a definitive Agreement and Plan of Merger, dated as of February 10, 2023 (the “Merger Agreement”), with certain other parties, including IWAC Holdings Inc., a Delaware corporation (“Pubco”), formed in connection with the consummation of the transactions contemplated by the Merger Agreement (the “Transaction”). Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, (i) prior to consummation of the Transaction, Integrated Wellness will transfer by way of continuation out of the Cayman Islands and into the State of Delaware so as to redomicile as and become a Delaware corporation pursuant to the Cayman Islands Companies Law and the applicable provisions of the Delaware General Corporation Law (the “Domestication”), (ii) IWAC Purchaser Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco, will merge with and into Integrated Wellness, with Integrated Wellness continuing as the surviving entity (the “Purchaser Merger”), (iii) in connection with Purchaser Merger, each outstanding share of Integrated Wellness common stock shall automatically convert into one share of Pubco common stock (“Pubco Common Stock”), (iv) each outstanding whole Integrated Wellness warrant shall automatically convert into one warrant to purchase shares of Pubco Common Stock on substantially the same terms and conditions, (v) Refreshing USA Merger Sub LLC., a Washington limited liability company and a wholly-owned subsidiary of Pubco, will merge with and into Refreshing, with Refreshing continuing as the surviving entity (the “Company Merger”, and together with the Purchaser Merger, the “Transaction”) and (vi) in connection with the Company Merger, stakeholders of Refreshing will receive shares of newly issued Pubco common stock with an aggregate value equal to $160,000,000, subject to adjustments for Refreshing’s net working capital, closing debt (net of cash) and accrued but unpaid expenses related to the transactions contemplated by the Merger Agreement, and the contingent right to receive up to $40,000,000 of additional shares of Pubco common stock as earnout consideration after the closing of the Transaction. As a result of the Transaction, Integrated Wellness and Refreshing will become wholly-owned subsidiaries of Pubco, all upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the Delaware General Corporation Law, as amended, and the Washington Limited Liability Company Act.

A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K and the Exhibits hereto (“Report”) may contain, and certain oral statements made by representatives of Pubco and its respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements regarding Integrated Wellness and Refreshing’s expectations with respect to anticipated financial impacts of the proposed Transaction, the timing of the completion of the proposed Transaction, Refreshing’s projected financial and operational performance, new product offerings that Refreshing may introduce, and related matters, as well as all other statements other than statements of historical fact included in this Report, are forward-looking statements. When used in this Report, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to Integrated Wellness or Refreshing’s management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, Integrated Wellness’ and Refreshing’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in Integrated Wellness’ and Pubco’s filings with the Securities and Exchange Commission (“SEC”). Most of these factors are outside the control of Integrated Wellness and Pubco and are difficult to predict. In addition to factors disclosed in Integrated Wellness and Pubco’s filings with the SEC, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: the risk that the Transaction may not be completed in a timely manner or at all, which may adversely affect the price of the securities of Integrated Wellness; the risk that the Transaction may not be completed by Integrated Wellness’ business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Integrated Wellness; inability to meet the closing conditions to the Transaction, including the occurrence of any event, change, legal proceedings instituted against Refreshing or against Integrated Wellness related to the Merger Agreement or the management team, or other circumstances that could give rise to the termination of the Merger Agreement; the inability to complete the Transaction contemplated by the Merger Agreement due to the failure to obtain approval of Integrated Wellness’ shareholders and the receipt of certain governmental and regulatory approvals; changes in Pubco’s capital structure; redemptions exceeding a maximum threshold or the failure to maintain the listing of Integrated Wellness’ securities or failure of Pubco to meet The New York Stock Exchange’s initial listing standards in connection with the consummation of the contemplated Transaction; costs related to the Transaction contemplated by Merger Agreement and the failure to realize anticipated benefits of the Transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated shareholder redemptions; a delay or failure to realize the expected benefits from the proposed Transaction including Refreshing’s ability to effectively develop and successfully market new products, solutions and services, and to effectively address cost reductions and other changes in its industry; risks related to disruption of management’s time from ongoing business operations due to the proposed Transaction; changes in the markets in which Refreshing competes, including with respect to its competitive landscape, technology evolution or the impact of regulatory changes on solutions, services, labor matters, international economic, political, legal, compliance and business factors; developments and uncertainties in domestic and foreign trade policies and regulations, and other regulations which may cause contractions or affect growth rates and cyclicality of markets Refreshing serves; disruptions relating to war, terrorism, widespread protests and civil unrest, man-made and natural disasters, public health issues and other events; changes in domestic and global general economic conditions; risk that Refreshing may not be able to execute its growth strategies; security breaches or other disruptions of Refreshing information technology systems or violations of data privacy laws; risks related to the ongoing COVID-19 pandemic and response, including new variants of the virus; the pace of recovery in the markets in which Refreshing operates; global supply chain disruptions and potential staffing shortages at potential customers which may have a trickle-down effect on Refreshing; the risk that Refreshing may not be able to develop and maintain effective internal controls; changes in interest rates; increased competition and the ability to generate sufficient cash to fulfill obligations; loss of certain key officers; loss of continued relationships with customers or bus operators; and Pubco’s success at managing the foregoing items. The forward-looking statements are based upon management’s beliefs and assumptions; and other risks and uncertainties to be identified in the Form S-4 registration/proxy statement (when available) relating to the Transaction, including those under “Risk Factors” therein, and in other filings with the SEC made by Integrated Wellness or Pubco. Each of Integrated Wellness, Pubco and Refreshing undertake no obligation to update these statements for revisions or changes after the date of this Report except as required by law.

The ﬁnancial projections presented in this Report represent the current estimates by Refreshing’s management of future performance based on various assumptions, which may or may not prove to be correct. Refreshing’s independent registered public accounting ﬁrm has not audited, reviewed, compiled or performed any procedures with respect to the projections and accordingly they did not express an opinion or provide any other form of assurance with respect thereto. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying these projections are inherently uncertain and are subject to a wide variety of signiﬁcant business, economic and competitive risks that could cause actual results to differ materially from those contained in these projections. Accordingly, there can be no assurance that these projections will be realized. Further, industry experts may disagree with these assumptions and with management's view of the market and the prospects for Refreshing.

Additional Information and Where to Find It

In connection with the proposed Transaction, Pubco intends to file a Registration Statement on Form S-4 (the “Form S-4”) with the SEC, which will include a preliminary prospectus with respect to its securities to be issued in connection with the Transaction and a preliminary proxy statement with respect to Integrated Wellness’ shareholder meeting at which Integrated Wellness’ shareholders will be asked to vote on the proposed Transaction. Each of Integrated Wellness, Pubco and Refreshing urge investors, shareholders, and other interested persons to read, when available, the Form S-4, including the proxy statement/prospectus, any amendments thereto, and any other documents filed with the SEC, before making any voting or investment decision because these documents will contain important information about the proposed Transaction. After the Form S-4 has been filed and declared effective, Integrated Wellness will mail the definitive proxy statement/prospectus to shareholders of Integrated Wellness as of a record date to be established for voting on the Transaction. Integrated Wellness’ shareholders will also be able to obtain a copy of such documents, without charge, by directing a request to: Integrated Wellness Acquisition Corp., 148 N Main Street, Florida, NY 10921; e-mail: investor@integratedwellnessholdings.com. These documents, once available, can also be obtained, without charge, at the SEC’s website www.sec.gov.

Participants in the Solicitation

Integrated Wellness, Pubco and their respective directors and officers may be deemed participants in the solicitation of proxies of Integrated Wellness’ shareholders in connection with the proposed Transaction. Security holders may obtain more detailed information regarding the names, affiliations, and interests of certain of Pubco and Integrated Wellness’ executive officers and directors in the solicitation by reading Pubco and Integrated Wellness’ filings with the SEC, including the proxy statement/prospectus and other relevant materials filed with the SEC in connection with the Transaction when they become available. Information concerning the interests of Pubco and Integrated Wellness’ participants in the solicitation, which may, in some cases, be different from those of their shareholders generally, will be set forth in the proxy statement/prospectus relating to the Transaction when it becomes available. These documents can be obtained free of charge from the source indicated above.

The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Integrated Wellness in connection with the proposed Transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed Transaction will be included in the proxy statement/prospectus for the proposed Transaction.

No Offer or Solicitation

This Report and the exhibits hereto do not constitute an offer to sell or a solicitation of an offer to buy, or the solicitation of any vote or approval in any jurisdiction in connection with the proposed Transaction or any related transactions, nor shall there be any sale, issuance or transfer of securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful. Any offering of securities or solicitation of votes regarding the proposed transaction will be made only by means of a proxy statement/prospectus that complies with applicable rules and regulations promulgated under the Securities Act, and Exchange Act, or pursuant to an exemption from the Securities Act or in a transaction not subject to the registration requirements of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Investor Presentation, dated February 2023
99.2	Press Release, dated February 10, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integrated Wellness Acquisition Corp

By:	/s/ Steven Schapera
Name: Steven Schapera
Title: Chief Executive Officer

Dated: February 10, 2023